--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     (AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS OF FEBRUARY 25, 1999,
        PROVIDING FOR THE ISSUANCE OF TRUST CERTIFICATES, SERIES 1999-1)


                 Salomon Brothers Mortgage Securities VII, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-62737                 13-3439681
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)

390 Greenwich Street
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-6391



-------------------------------------------------------------------------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates

         On February 25, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-1 (the "Trust Certificates") was issued pursuant to the trust agreement attached hereto as Exhibit 4.1, dated as of February 25, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and The Bank of New York as trustee. The Trust Certificates consist of thirteen classes of certificates. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of mortgage pass-through certificates (the "Underlying Certificates") (as defined therein). The Underlying Certificates represent a partial, senior interest in a separate trust fund consisting primarily of a pool of residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of February 25, 1999 of $565,156.488. The Trust Certificates were sold by the Depositor to Salomon Smith Barney Inc. ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated February 24, 1999, between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:


                       Initial Certificate
         Class          Principal Balance               Pass-through Rate
         -----          -----------------               -----------------
         A-1              $   161,500,000.00              6.50% per annum
         A-2              $     1,000,000.00           8.00(1)% per annum
         A-3              $    15,775,000.00              6.00% per annum
         A-4              $    59,300,000.00              6.50% per annum
         A-5              $   260,032,000.00              6.50% per annum
         A-6              $    10,000,000.00              6.50% per annum
         A-7              $    26,999,388.42              6.50% per annum
         A-8              $     9,400,000.00              6.75% per annum
         A-9              $     7,800,000.00              6.75% per annum
         A-10             $     7,373,000.00              6.75% per annum
         A-11             $     4,977,000.00              6.75% per annum
         A-12             $     1,000,000.00           6.50(2)% per annum

================================================================================
          R                         $100.00                N/A
================================================================================

(1) The Class A-2 Certificates will accrue interest at a Pass-Through Rate of 8.00% per annum effective for distributions made on the first Distribution Date up to and including the Distribution Date in February 2000, a Pass-Through Rate of 6.75% per annum effective for distributions made on the Distribution Date in March 2000 up to and including the Distribution Date in February 2001, and thereafter, at a Pass-Through Rate of 6.50% per annum.

(2) The Class A-12 Certificates will accrue interest at a Pass-Through Rate of 6.50% per annum effective for distributions made on the first Distribution Date up to and including the Distribution Date in February 2000, a Pass-Through Rate of 6.75% per annum effective for distributions made on the Distribution Date in March 2000 up to and including the Distribution Date in February 2001, and thereafter, at a Pass-Through Rate of 7.00% per annum.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



         Exhibit No.                                Description
         -----------                                -----------

             4.1 Trust Agreement, dated as of February 25, 1999, between Salomon Brothers Mortgage Securities VII, Inc. as Depositor and The Bank of New York as Trustee relating to Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-1.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By:      /s/ Vincent J. Varca
                                                   ----------------------------
                                          Name:    Vincent J. Varca
                                          Title:   Assistant Vice President



Dated: February 25, 1999

                                INDEX TO EXHIBITS



                                                                    Sequentially
 Exhibit No.                   Description                         Numbered Page
 -----------                   -----------                         -------------
     4.1       Trust Agreement, dated as of February 25,                 6
               1999, between Salomon Brothers Mortgage Securities
               VII, Inc. as Depositor and The Bank of New York as
               Trustee relating to Salomon Brothers Mortgage
               Securities VII, Inc., Trust Certificates, Series
               1999-1.